UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

December 12, 2001
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS

   Laboratory Corporation of America -Registered Trademark-
Holdings (LabCorp -Registered Trademark-)(NYSE:LH) announced that its Board of Directors adopted a Stockholder Rights Plan designed to enhance the Board's ability to protect stockholders against, among other things, unsolicited attempts to acquire control of LabCorp that do not offer an adequate price to all stockholders or are otherwise not in the best interests of LabCorp and its stockholders. The Plan was not adopted in response to any specific effort to acquire control of the Company, and the Company is not aware of any such effort.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
 20)  Press release of the Company dated December 12,
      2001.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      and, Secretary




Date: December 13, 2001